SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement            |_|   Confidential, For Use of the
|X|  Definitive Proxy Statement                   Commission Only (as permitted
|_|  Definitive Additional materials              by Rule 14a-6(e) (2))
|_|  Soliciting Material Under Rule 14a-12


                         HUMAN PHEROMONE SCIENCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant
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|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:
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

                         HUMAN PHEROMONE SCIENCES, INC.

                    Notice of Annual Meeting of Shareholders
                            to be held June 30, 2004
                      ------------------------------------


To the Shareholders of Human Pheromone Sciences, Inc.:

         The annual meeting of shareholders (the "Annual Meeting") of Human Pheromone Sciences, Inc. (the "Company" or "HPS") will be held at the offices of Heller Ehrman White & Mc Auliffe LLP, 275 Middlefield Road, Menlo Park, California, on June 30, 2004, at 10:00 am local time, for the following purposes:

         (1) To elect  four  Directors  to hold  office  until  the next  Annual
             Meeting;

         (2) To act upon such other business as may properly come before the meeting.

         These items of business are more fully described in the Proxy Statement accompanying this notice.

         Only shareholders of record at the close of business on May 7, 2004, are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.


                       BY ORDER OF THE BOARD OF DIRECTORS


                           Julian N. Stern, Secretary


San Jose, California
May 20, 2004


================================================================================

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.
================================================================================

                         HUMAN PHEROMONE SCIENCES, INC.
                      84 West Santa Clara Street, Suite 720
                           San Jose, California 95113
                            Telephone: (408) 938-3030

                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------


INFORMATION CONCERNING SOLICITATION AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Human Pheromone Sciences, Inc., a California corporation (the "Company"). The proxy is solicited for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 10:00 a.m. local time on June 30, 2004, at the offices of Heller Ehrman White & McAuliffe LLP, 275 Middlefield Road, Menlo Park, California. The approximate date on which this proxy statement and accompanying notice and proxy are being mailed to shareholders is May 20, 2004.

Record Date and Shares Outstanding

         Only shareholders of record at the close of business on May 7, 2004, are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 4,105,116 shares of Common Stock, 100,000 shares of Series AA Preferred Stock (which are entitled to 46,838 votes). Holders of a majority of the outstanding shares of common and the outstanding shares of preferred stock of the Company, either present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

         Any shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

         On all matters that come before the Annual Meeting, holders of the Series AA Preferred Stock are entitled to 0.468 of a vote for each share of Series AA Preferred Stock held and all common shareholders are entitled to one vote for each share held.

         A shareholder has the right to request cumulative voting for the election of directors by giving notice of such shareholder's intention to cumulate votes at the meeting prior to the voting. Cumulative voting allows a shareholder to cast that number of votes which equals the number of directors to be elected by such shareholder multiplied by the number of votes the Shares held by such shareholder are entitled to and to distribute those votes among the nominees as the shareholder may choose. However, no shareholder shall be entitled to vote for more than four candidates to be elected by holders of Common Stock and Series AA Preferred Stock, and votes may not be cast in favor of a candidate unless the candidate's name has been placed in nomination prior to the voting. In the election of Directors, the candidate receiving the highest number of affirmative votes of the Series AA Preferred Stock and the Common Stock represented and voting at the Annual Meeting will be elected directors.

         Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting. On matters other than election of directors, abstentions have the same effect as votes against a proposal for purpose of determining whether or not a proposal has been approved, whereas broker non-votes are not counted for such purpose.

         The Company will bear the entire cost of solicitation, including preparation, assembling and mailing this proxy statement, the proxies and any additional material which may be furnished to shareholders. The Company will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from beneficial owners for whose accounts they hold shares of Common Stock. The original solicitation of proxies by mail may be supplemented by telephone, telegram and/or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock (including shares of Series AA on an as-converted to Common Stock basis) as of March 31, 2004 by: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's executive officers named in the Summary Compensation Table; (iii) each of the Company's directors; and (iv) by all directors and executive officers as a group. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2004 (see note (4) for exception) are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of beneficial ownership is based on 4,105,116 shares of Common Stock outstanding as of March 31, 2004. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole investment and voting power with respect to the Common Stock shown as being beneficially owned by them:

       Directors, Nominees, Officers And 5% Stockholders            Shares Beneficially Owned        Percent Of Class
       -------------------------------------------------            -------------------------        ----------------

5% Stockholders

     MK GVD Fund(1)                                                      597,777                          14.6

Directors, Nominees, Officers

     William P. Horgan (2)  (4)                                          175,733                           4.2

     Bernard I. Grosser, M.D.(3) (4)                                     188,849                           4.5

     Helen C. Leong(3) (4)                                               119,985                           2.9

     Robert Marx(3) (4)                                                  111,351                           2.7

     Greg Fredrick (4)                                                    25,000                           0.6

All executive officers and directors as a group                        1,193,695                          14.0
 (5 shareholders)

         --------------------

(1) MK GVD Fund is managed by Dubuglo LLC, 2221 Old Oakland Road, San Jose, CA 95131.

(2)  Includes 118,000 shares issuable on exercise of outstanding options.

(3)  Includes 68,332 shares issuable on exercise of outstanding options.

(4) Individuals may be contacted at the corporate offices at 84 W. Santa Clara St., Suite 720, San Jose, CA 95113.

PROPOSAL 1 -- ELECTION OF DIRECTORS

         Each of the four directors to be elected will hold office until the next annual meeting of the shareholders or until a successor shall be elected and qualified. The following individuals are proposed for election:

Name                            Age       Position
----                            ---       --------

William P. Horgan               56        Chairman of the Board of Directors,
                                          Chief Executive Officer and Director

Bernard I. Grosser, MD          75        Director

Helen C. Leong                  76        Director

Robert Marx                     73        Director

         William P. Horgan was appointed Chairman of the Board in November 1996 after serving as President, Chief Executive Officer and Director since January 1994, when he joined the Company.

         Bernard I. Grosser, MD has served as a Director since March 1992. Dr. Grosser is Chairman of the Department of Psychiatry at the University of Utah and has served in that capacity since 1982. Dr. Grosser has conducted extensive research related to hormonal target areas of the brain.

         Helen C. Leong has served as a Director since April 1993. Mrs. Leong is and has been for more than five years the managing partner of Leong Ventures, which makes investments in the areas of biogenetics and health-oriented technologies. She is a general partner of CLW Associates, which specializes in real estate and start-up businesses in consumer fields. Mrs. Leong is also a founder of Mid-Peninsula Bank of Palo Alto where she has served as a director since 1988.

         Robert Marx has served as a Director since October 1994. Mr. Marx was the founder and Co-Chief Executive Officer of Gildamarx Incorporated, a firm specializing in designing and manufacturing exercise apparel and products for active lifestyles from 1979 until the sale of the company in 1996. He is a former member of the Executive Committee of the Sports Apparel Products Council and the Board of Directors of the California Manufacturers Association, and a member of the Executive Committee of the Board of Governors of the City of Hope.

         There are no family relationships among directors or executive officers of the Company.

Required Vote

         The nominee receiving the highest number of affirmative votes of the Common Stock and Series AA Preferred Stock present or represented and entitled to be voted for them will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

Director Nomination

      Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the current Board of Directors considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, that members of the Company's audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, industry knowledge, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

      Stockholder Nominees. The Board of Directors will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Board of Directors c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, "Stockholder Proposals for 2005 Annual Meeting" below.

      Process for Identifying and Evaluating Nominees. The Board of Directors believes the company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, and the Board determines the seat should be filled, the Board of Directors will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Board of Directors deems appropriate, a third-party search firm. The Board of Directors will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Board of Directors. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Board of Directors will evaluate which of the prospective candidates is qualified to serve as a director and whether the Board of Directors should recommend that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate. The Company has never received a proposal from a stockholder to nominate a director. Although the Board of Directors has not adopted a formal policy with respect to stockholder nominees, the Board of Directors expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

 Board Nominees for the 2004 Annual Meeting. Each of the nominees listed in this Proxy Statement are current directors standing for re-election.

Board Compensation

         Directors currently are not compensated for attending Board meetings, but are reimbursed for their reasonable expenses incurred in attendance. The Company's 2003 Non-Employee Directors' Stock Option Plan (the "2003 Plan") provides for the automatic grant of 20,000 shares of Common Stock if a person who is neither an officer nor an employee of the Company and who has not previously been a member of the Board is elected or appointed director. Each such option will become exercisable at the rate of one-twelfth of the number of shares covered by the option each month following the grant date, so long as the individual is serving as a director, with full vesting over one year. In addition, in June of each year, the Company is required to grant to each non-employee director a 10-year Non-Qualified Option to purchase 20,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of the grant. These options will vest one-twelfth per month after the date of grant, as long as the individual is serving as a director, with full vesting over one year. The exercise price of all options granted pursuant to the 2003 Plan is the fair market value of the Company's Common Stock at the time of grant. A total of 240,000 shares are reserved for issuance under the 2003 Plan.

Board Meetings and Committees of the Board

         The Board of Directors met six times in 2003, the audit committee met twice and the compensation committee held one meeting. Each director participated in at least 85% of the Board and Committee meetings held during 2003.

         Nominating Committee

         The Company does not have a standing nominating committee due the small size of the Board. Each of the current Board members participate in the consideration of director nominees.

         Compensation Committee

         The Compensation and Stock Option Committee of the Board of Directors, whose members are Dr. Grosser, Mrs. Leong and Mr. Marx, held one meeting during 2003, with all director members in attendance at the meeting. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for officers and other employees of the Company and administers various and benefit plans.

         Audit Committee

         The current members of the Audit Committee of the Board of Directors are Dr. Grosser, Mrs. Leong and Mr. Marx. Mrs. Leong replaced Mr. Michael Kaufmann on the audit committee effective July 1, 2003. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mrs. Leong qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. The Audit Committee's purpose is to consult with the Company's independent auditors concerning their audit plans, the results of the audit, the Company's accounting principles and the adequacy of the Company's general accounting controls.

         Communications  With Directors

         Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Secretary, Human Pheromone Sciences, 84 W. Santa Clara St., Suite 720, San Jose, CA 95113 or by sending an e-mail to secretary@erox.com. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the Board members.

         The Company has a policy of encouraging all directors to attend the annual shareholder meetings. All of the directors attended the 2003 annual meeting.


                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors of Human Pheromone Sciences, Inc. serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal controls, audit process, and process for monitoring compliance with laws and regulations. Each of the members of the Audit Committee is independent, as defined under the listing standards of NASDAQ. The committee operates under a written charter adopted by the Board included with this proxy statement as Exhibit A. The Company's management has primary responsibility for the system of internal controls and preparing the Company's financial statements and for the Company's financial reporting process. The Company's independent auditors, Singer Lewak Greenbaum & Goldstein, LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the U.S.

         In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-KSB, the Audit Committee:

     o reviewed and discussed the audited financial statements with the Company's management, including a discussion of the quality of the accounting principles;

     o discussed with Singer Lewak Greenbaum & Goldstein, LLP, the Company's independent auditors, their judgment as to the quality of the Company's accounting principles, as well as certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, "Communications with Audit Committees";

     o met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting;

     o reviewed the written disclosures required by Independence Standard Board Standard No.1, "Independence Discussions with Audit Committees," discussed with the auditors their independence from the Company, and concluded that the non-audit services performed by Singer Lewak
         Greenbaum & Goldstein, LLP are compatible with maintaining their independence; and

     o instructed the independent auditors that the Committee expects to be advised if there are any subjects that require special attention.

     Based  upon the  Audit  Committee's  discussions  with  management  and the independent accountants, and upon the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-KSB, for filing with the Securities and Exchange Commission.


                                            Audit Committee:

                                            Bernard I. Grosser, M.D.
                                            Helen Leong, chairperson
                                            Robert Marx

Relationship with Independent Accountants

         Singer Lewak Greenbaum & Goldstein, LLP was retained as the Company's independent auditors for the years ended December 31, 2003 and 2002. In accordance with standard policy both Singer Lewak Greenbaum & Goldstein, LLP periodically change the individuals who are responsible for the Company's audit.

         In addition to performing the audit of the Company's consolidated financial statements for the year 2003, Singer Lewak Greenbaum & Goldstein, LLP provided various other services during the year. The aggregate fees billed for 2003 are as follows:

                                       2003                    2002
                                       ----                    -----

Audit Fees                          $ 70,026                 $ 63,526

Audit Related Fees                  $      -                 $      -

Tax Fees                            $  5,199                 $  7,453

All Other Fees                      $      -                 $      -

         The audit committee reviews pre-approves the audit and tax fees proposed by the Singer Lewak Greenbaum & Goldstein in their annual engagement letter. Singer Lewak Greenbaum & Goldstein, LLP did not provided any services related to financial information systems design and implementation during 2003.

         The Company does not anticipate that representatives from Singer Lewak Greenbaum & Goldstein, LLP will be present at the annual meeting.

EXECUTIVE COMPENSATION

         The following table sets forth the total compensation for 2003, 2002 and 2001 of the Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for 2002 exceeded $100,000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                      Annual Compensation        Long-Term Compensation Award
                                      -------------------        ----------------------------

                                                            Restricted
                                                              Stock        Securities Underlying          Other
    Name and Principal Position        Year      Salary       Award             Options (#)          Compensation(A)
    ---------------------------        ----      ------       ------            -----------          ---------------

William P. Horgan                      2003     $214,856      $6,500                --                   $ 18,000
Chairman of the Board and              2002     $208,000        --                  --                   $ 18,000
Chief Executive Officer                2001     $201,096        --                118,000                $ 18,000

Gregory S. Fredrick                    2003     $105,450        --                  --                     --
Chief Financial Officer                2002     $ 94,000        --                  --                     --
                                       2001     $ 57,900        --                  --                     --

--------------------

(A) Mr. Horgan receives an automobile allowance of $18,000 per year, payable semimonthly.

Stock Options Granted in the Fiscal Year Ended December 31, 2003

         No stock options were granted to the Named Officers during fiscal year 2003.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

         The following table sets forth certain information concerning the number of unexercised options held as of December 31, 2002 by the Named Officers.

                           Number of Securities
                          Underlying Unexercised          Value of Unexercised
                                Options at              In-the-Money Options at
                             December 31, 2003             December 31, 2003
                         Exercisable/Unexercisable     Exercisable/Unexercisable
             Name                   (#)                         ($)(1)
             ----                   ---                         ------

William P. Horgan               118,000 / 0                    $ 0 / $ 0
Gregory S. Fredrick              25,000 / 0                    $ 0 / $ 0

         --------------------

     (1) Assuming a stock price of $.21per share, which was the closing price of a Share of Common Stock reported on the NASDAQ National Market on December 31, 2003.

EQUITY COMPENSATION PLAN INFORMATION

                                                                                                  Number of securitites
                                          Number of securities                                   remaining available for
                                            to be issued upon        Weighted-average         future issuance under equity
                                               exercise of           exercise price of        compensation plans(excluding
                                          outstanding options,      outstanding options,         securities reflected in
      Equity Compensation Plans            warrants and rights      warrants and rights                column(a))
----------------------------------        --------------------      --------------------      -----------------------------

Equity compensation plans approved
by security holders                             389,000                    $ 1.77                           -

Equity compensation plans not
approved by security holders                     60,000                    $ 0.13                        240,000

DESCRIPTION OF PLANS NOT APPROVED BY SHAREHOLDERS

         On June 25, 2003 the Board of Directors adopted the 2003 Non-employee Directors Stock Option Plan (the "2003 Plan") of Human Pheromone Sciences, Inc. A maximum of 300,000 shares of commons stock may be issued on exercise of the Options granted pursuant to the 2003 Plan. The 2003 Plan will expire on June 24, 2010. This plan replaces the Directors' Plan which expired June 13, 2003. The 2003 Plan provides for annual grants of options to purchase 20,000 shares of common stock to each non-employee director at an exercise price equal to the fair market value of the stock on the date of the grant.

SECTION 16(a) BENEFICIAL OWNERSHIP

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership (Form
3) and changes in ownership of such stock (Forms 4 and 5).

         To the Company's knowledge, based solely upon review of the copies of such reports and certain representations furnished to it, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 2003.

WHERE YOU CAN FIND MORE INFORMATION

         The Company is subject to the reporting requirements of the Securities Exchange Act of 1934 and files reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any material filed with the Securities and Exchange Commission at its public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company's public filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

         The SEC allows the Company to "incorporate by reference" into this document. This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document. This document incorporates by reference the documents set forth below that the Company has previously filed with the SEC. These documents contain important information about the Company's finances and about the Company.

         1. Human Pheromone Sciences, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003; and

         2. Human Pheromone Sciences, Inc.'s Quarterly Reports on Form 10-QSB for the fiscal quarters ending March 31, June 30 and September 30 of each year.

         The Company is also incorporating by reference additional documents that the Company may file with the SEC between the date of this document and the date of the Shareholders Meeting.

         You can obtain copies of the Company's Annual Report as well as any of the other incorporated documents by contacting the Company. The documents incorporated by reference will be sent without charge to you.

         Shareholders may obtain documents incorporated by reference in this document by requesting them in writing or by telephone from the following:
William P. Horgan, Human Pheromone Sciences, Inc., 84 West Santa Clara Street, Suite 720, San Jose, California 95113, Telephone: (408) 938-3030.

         If you would like to request documents from the Company, including any documents the Company may subsequently file with the SEC before the meeting, please do so by June 16, 2004 so that you will receive them before the meeting.

OTHER BUSINESS

         The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSAL


         Under the rules of the Securities and Exchange Commission, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2005 must submit such proposals so as to be received by the Company at 84 West Santa Clara Street, Suite 720, San Jose, California 95113 not later than January 24, 2005.


                       BY ORDER OF THE BOARD OF DIRECTORS


                           Julian N. Stern, Secretary


San Jose, California
May 20, 2004

                                    IMPORTANT

         You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are earnestly requested to sign and return the accompanying proxy in the enclosed envelope.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         HUMAN PHEROMONE SCIENCES, INC.

                                  June 30, 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. To elect four Directors to hold office until the next Annual Meeting;

                                NOMINEES:
[ ] FOR ALL NOMINEES            [ ] William P. Horgan
                                [ ] Bernard I. Grosser, M.D.
                                [ ] Helen C. Leong
[ ] WITHHOLD AUTHORITY          [ ] Robert Marx
    FOR ALL NOMINEES


[ ] FOR ALL EXCEPT
    (See instructions below)


INSTRUCTION:      To withhold  authority to vote for any individual  nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

To change the address on your account,  please check the box at right and indicate  your new address in the address space
above. Please note that changes to the registered name(s) on     [  ]
the account may not be submitted via this method.

--------------------------------------------------------------------------------


2. To act upon such other business as may properly come before the meeting. These items of business are more fully described in the Proxy Statement accompanying this notice.

Only shareholders of record at the close of business on May 7, 2004, are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.

Signature of Shareholder                                       Date:
                        -------------------------------------       ------------

Signature of Shareholder                                       Date:
                        -------------------------------------       ------------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                         HUMAN PHEROMONE SCIENCES, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 30, 2004

   The annual meeting of shareholders (the "Annual Meeting") of Human Pheromone Sciences, Inc. (the "Company" or "HPS") will be held at the offices of Heller Ehrman White & Mc Auliffe LLP, 275 Middlefield Road, Menlo Park, California, on June 30, 2004, at 10:00 am local time, for the following purposes:

                (Continued and to be signed on the reverse side)

Exhibit A

                             AUDIT COMMITTEE CHARTER
                      Adopted by the Board of Directors of
                         Human Pheromone Sciences, Inc.


Composition:

         The audit committee shall be composed of three or more directors, as determined by the board of directors, who shall meet the independence and financial literacy requirements of NASDAQ, and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         Unless a chair is designated by the board of directors, the committee members may appoint their own chair by majority vote.

Responsibilities

1. Recommend to the board of directors the selection of the independent auditor, evaluate the performance of the independent auditor and, if so determined by the audit committee, recommend to the board of directors replacement of the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the board of directors and the audit committee, as representatives of the stockholders.

2. Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditor submits to the audit committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor and, if so determined by the audit committee in response to such reports, recommend that the board of directors take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4. Instruct the independent auditor and the internal auditor, if any, that the Committee expects to be advised if there are any subjects that require special attention.

5. Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including restrictions on the scope of activities, access to required information and the adequacy of internal financial controls.

6. Review the management letter delivered by the independent auditor in connection with the audit.

7. Following such review and discussions, if so determined by the audit committee, recommend to the board of directors that the annual financial statements be included in the company's annual report.

8. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10Q; provided that this responsibility may be delegated to the chairman of the audit committee.

9. Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the committee believes could significantly affect the financial statements and should be discussed privately.

10. Have such meetings with management, the independent auditor and the internal auditor, if any, as the audit committee deems appropriate to discuss the concept and design of the company's information and reporting systems and the steps management has taken to address significant issues concerning those matters, and to discuss significant financial risk exposures facing the company and the steps management has taken to monitor and control such exposures.

11. Review significant changes to the company's accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

12. Review the scope and results of internal audits.

13. Evaluate the performance of the internal auditor, if any, and, if so determined by the audit committee, recommend replacement of the internal auditor, if any.

14. Conduct or authorize such inquiries into matters within the committee's scope of responsibility as the committee deems appropriate. The committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such inquiries.

15. Provide minutes of audit committee meetings to the board of directors, and report to the board of directors on any significant matters arising from the committee's work.

16. At least annually, review and reassess this charter and, if appropriate, recommend proposed changes to the board of directors.

17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement at such time as the Company may become subject to such rules.

18. In the performance of its responsibilities, the Audit Committee is the representative of the shareholders. However, it is not the responsibility of the Audit Committee to plan or conduct audits, or to determine whether the company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.